UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 25, 2006

YARDVILLE NATIONAL BANCORP

(Exact Name of Issuer as Specified in Charter)

NEW JERSEY (State or Other Jurisdiction of Incorporation or Organization)	000-26086 (Commission File Number)	22-2670267 (I.R.S. Employer Identification Number)

2465 KUSER ROAD, HAMILTON, NEW JERSEY 08690

(Address of Principal Executive Offices)

(609) 585-5100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01	Entry into a Material Definitive Agreement.

On January 25, 2006, the Board of Directors of Yardville National Bancorp, referred to as the “Company,” following the actions of its Compensation Committee, approved bonus compensation with respect to the year ended December 31, 2005 for the Chairman of the Board and the executive officers of the Company and The Yardville National Bank (referred to as the “Bank”) named below, and the following table sets forth the bonus compensation opposite the names of such persons:

Executive Officer	2005 Bonus
Patrick M. Ryan Chief Executive Officer of the Company and the Bank	An amount equal to 0.4% of the consolidated net income of the Company for the year ending December 31, 2005, or $83,736.
Jay G. Destribats Chairman of the Board of the Company and the Bank	An amount equal to 0.267% of the consolidated net income of the Company for the year ending December 31, 2005, or $55,852.
F. Kevin Tylus President and Chief Operating Officer of the Company and the Bank	An amount equal to 0.75% of the consolidated net income of the Company for the year ending December 31, 2005, or $157,006.
Stephen F. Carman Vice President and Treasurer of the Company and Executive Vice President and Chief Financial Officer of the Bank	$30,000
Daniel O’Donnell Secretary of the Company and Executive Vice President and Chief Legal Officer and Secretary of the Bank	$27,750
Timothy J. Losch Executive Vice President and Business Relations/Asset Generation Officer of the Bank	$24,000
Stephen R. Walker Executive Vice President and Chief Information Officer of the Bank	$24,000

The bonus compensation set forth above will be payable in cash during the first quarter of 2006.

Item. 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 27, 2006, the Company announced that Patrick M. Ryan resigned his position as President of the Company and the Bank and that F. Kevin Tylus has been appointed as President of the Company and the Bank. Mr. Ryan will continue to serve as the Chief Executive Officer of the Company and the Bank and Mr. Tylus will continue to serve as the Chief Operating Officer of the Company and the Bank.

A copy of the press release relating to the foregoing actions is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Mr. Tylus has served as a director of the Company and the Bank since 1992. He has served as Senior Executive Vice President and Chief Operating Officer of the Company and the Bank since February 2005 and served as Senior Executive Vice President and Chief Administrative Officer from October 2004 to January 2005. Prior to joining the Bank, Mr. Tylus served as Regional President of Great-West Life and Annuity from January 2003 to September 2004, and Subsidiary President and Corporate Senior Vice President of CIGNA Corporation from November 1999 to December 2002. Mr. Tylus is 51 years old.

Mr. Tylus and his associates are, or have been in the past, customers of and have had transactions with the Bank, and it is expected that such persons will continue to have such transactions in the future. During 2005, Mr. Tylus and his associates had outstanding loans from the Bank. None of these loans were past due or on non-accrual status as of December 31, 2005. All deposit accounts, loans, and commitments comprising such transactions were made in the ordinary course of business of the Bank on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and, in the opinion of management of the Company and the Bank, did not involve more than normal risks of collectibility or present other unfavorable features.

The Company and the Bank have jointly entered into an employment agreement with Mr. Tylus. His employment agreement provides for a three year term, renewable annually on an automatic basis unless one of the parties provides at least sixty days notice of non-renewal. It also provides for the payment of base salary and for Mr. Tylus’s participation in bonus programs and employee benefit plans, as well as for reimbursement for business expenses and an automobile allowance.

A copy of the employment agreement among the Company, the Bank and Mr. Tylus is incorporated herein by reference to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2004, filed with the Securities and Exchange Commission on November 9, 2004, and the foregoing description of the employment agreement is qualified in its entirety by reference to the text of the employment agreement.

Item 5.03	Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

On January 25, 2006, the Company’s Board of Directors approved the following amendments to the Company’s By-laws.

•	Article I, Section 1: to eliminate the reference to specific default date for the annual meeting of shareholders.
•	Article I, Section 3: to clarify when an adjourned meeting of shareholders may be held, which will be any time after a quorum has been assembled.

•	Article I, Section 4: to clarify that broker non-votes and abstentions do not count as votes cast.
•

Article I, Section 6: to clarify (1) that shares represented at a meeting of shareholders may be represented either in person or by proxy and (2) that the inspectors of election may consider all relevant extrinsic evidence in determining over-votes and, if over-votes are found to be present, which votes may count.

•	Article I, Section 7: to address the delivery of proxies by shareholders, expiration dates for proxies and the voting of shares held in a fiduciary capacity or in multiple names.
•	Article I, Section 8: to clarify that unless the Board otherwise determines, the Chairman shall preside at meetings.
•	Article I, Section 10: to clarify the procedures regarding shareholder proposals for director nominees and other proposals.
•	Article I: to add a new Section 11 addressing notices of shareholder meetings and the business to be conducted at such meetings.
•	Article I: to add a new Section 12 addressing the method by which voting securities owned by the Company may be voted.
•	Article II, Section 3: to eliminate the reference to specific default dates and location for the regular meetings of directors.
•	Article II, Section 6: to clarify when an adjourned meeting of directors may be held, which will be any time after a quorum has been assembled.
•	Article II: to add a new Section 10 providing for certain qualifications of directors.
•	Article III: to add a new Section 5 requiring certain committees of the Board and other requirements with respect to such committees.
•

Article V: to remove the requirement that certain officers must be members of the Board of Directors, to permit the Board to separate the functions and titles of the Chief Executive Officer and the President, and to clarify the roles of the President, Chief Executive Officer, and Chief Operating Officer.

•	Article VI: to add a new Section 3 addressing shareholder lists and other corporate books and records.
•

Article VII, Section 2: to require that shareholder amendments to the bylaws must be set forth in a proposal properly submitted for consideration at a particular meeting of shareholders and such proposal must be presented and explained in detail in the notice of that meeting.

The above described amendments to the By-laws became effective immediately upon their adoption by the Board of Directors.

A complete copy of the Company’s By-laws, as amended and restated, is attached to this report as Exhibit 3.1 and incorporated by reference and the foregoing description of the amendments to the By-laws is qualified in its entirety by reference to the text of the amended and restated By-laws. The previous provisions of the Company’s By-laws are attached to this report as Exhibit 3.2 and incorporated by reference.

Item 8.01.	Other Events.

On January 25, 2006, the Company’s Board of Directors set May 3, 2006 as the date of the 2006 annual meeting of shareholders. The deadline for submitting shareholder proposals for inclusion in the Company’s proxy statement and form of proxy for the 2006 annual meeting is March 20, 2006. Any shareholder proposal submitted after such date will be considered untimely.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
3.1	Amended and Restated By-laws of Yardville National Bancorp
3.2	Prior Provisions of the By-laws of Yardville National Bancorp
99.1	Press Release dated January 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YARDVILLE NATIONAL BANCORP
Date: January 31, 2006	By: Stephen F. Carman Stephen F. Carman Vice President and Treasurer

INDEX OF EXHIBITS

Exhibit No.	Description
3.1	Amended and Restated By-laws of Yardville National Bancorp
3.2	Prior Provisions of the By-laws of Yardville National Bancorp
99.1	Press Release dated January 31, 2006

Exhibit 3.1

Amended and Restated By-laws of Yardville National Bancorp

BY-LAWS

OF

YARDVILLE NATIONAL BANCORP

(adopted as of December 18, 1985, as amended on April 29, 1986; June 18, 1986;

February 28, 1990; and January 25, 2006)

ARTICLE I

SHAREHOLDERS MEETINGS

1.            Annual Meeting. The annual meeting of shareholders for the election of directors and such other business as may properly come before the meeting shall be held upon not less than 10 nor more than 60 days’ written notice of the time, place and purpose of the meeting. The annual meeting shall be held at such time and place as shall be fixed by the Board of Directors.

2.            Special Meetings. Special meetings of shareholders of the Corporation may be called only by the Board of Directors pursuant to a resolution approved by majority of the entire Board of Directors or by the Chairman of the Board or the President/Chief Executive Officer. A special meeting shall be held upon not less than 10 nor more than 60 days’ written notice of the time, place, purposes of the meeting.

3.            Quorum. A majority of the outstanding common stock represented in person or by proxy shall constitute a quorum at any such meeting of shareholders. If less than a quorum is present when a meeting is scheduled to commence, those shareholders present, although less than a quorum, may adjourn the meeting, and the meeting may be held, as adjourned, without further notice, provided that a quorum is then present.

4.            Shareholder Action. A majority of the votes cast shall decide every question or matter submitted to the shareholders at any meeting at which a quorum is present in person or by proxy unless otherwise provided by the New Jersey Business Corporation Act, by the certificate of incorporation or by these by-laws. Broker non-votes and abstentions shall not count for voting purposes, but may be counted in determining whether or not a quorum is present.

5.            Record Date. The Board of Directors shall fix a record date for each meeting of shareholders and for other corporate action for purposes of determining the shareholders of the Corporation who are entitled to: (i) notice of or to vote at any meeting of shareholders; (ii) give a written consent to any action without a meeting; or (iii) receive payment of any dividend, distribution, or allotment of any right. The record date may not be more than 60 days nor less than 10 days prior to the shareholders meeting, or other corporate action or event to which it relates.

6.            Inspectors of Election. In advance of any shareholders’ meeting, the Board of Directors may appoint one or more inspectors of election whose duty it shall be to determine the shares outstanding and the voting power of each, the shares represented at the meeting in person or by proxy, the existence of a quorum, the validity and effect of proxies and the outcome of any vote taken by written ballot. The inspectors shall receive and tabulate all votes, except voice votes, determine the results of all such votes, including the election of directors, and do all such acts as are proper to conduct the election or vote, including hearing and determining all challenges and questions arising in connection with the right to vote. Without limiting the generality of the foregoing, the inspectors may consider all relevant circumstances, including extrinsic evidence, in order to determine whether or not there have been any over-votes, and if so, which portion, if any, of such over-votes may be properly counted. After any meeting, the inspectors shall file with the secretary of the meeting a certificate under their hands, certifying the result of any vote or election, and in the case of an election, the names of the directors elected.

7.            Proxies and Voting. Shareholders may vote at any meeting of the shareholders by proxies duly authorized in writing. Proxies may be delivered in written form to the Secretary of the Corporation before or during such meeting so long as prior to the vote being called on the matter to which the proxy relates. No proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period.

Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation he has expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his proxy, may represent such stock and vote thereon.

If shares having voting power stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary of the Corporation is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (i) if only one votes, his act binds all; (ii) if more than one vote, the act of the majority so voting binds all; and (iii) if more than one vote, but the vote is evenly split on any particular matter, each fraction may vote the securities in question proportionately, or any person voting the shares or a beneficiary, if any, may apply to the Superior Court or any court of competent jurisdiction in the state of New Jersey to appoint an additional person to act with the persons so voting the shares. The shares shall then be voted as determined by a majority of such persons and the person appointed by the Court. If a tenancy is held in unequal interests, a majority or even-split for the purpose of this subsection shall be a majority or even-split in interest.

8.            Persons to Preside at Shareholders Meetings. The Chairman shall preside at each shareholders meeting, unless prior to such meeting the Board of Directors shall have selected a different person to preside at such meeting.

9.            Action Without Meeting. Unless otherwise provided by law or the Certificate of Incorporation, the shareholders may act without a meeting by written consent or consents pursuant to N.J.S.A. 14A:5-6, provided such written consent or consents is unanimous.

10.          Shareholder Nominees and Proposals. Only shareholders or their representatives may participate in any annual or special meeting of the Corporation. A shareholder or his representative who desires to propose any individual or individuals as nominees for directors in opposition to or in addition to any nomination made or expected to be made by the Board of Directors or proposes that shareholders take any action not approved by the Board of Directors shall be permitted to do so only if such shareholder or his representatives follow the procedures set forth below. A shareholder or his representative who wishes to propose any individual as a director nominee or make a request for a shareholder proposal to take any action shall notify the Secretary of the Corporation by registered mail, return receipt requested, (i) with respect to an annual meeting not less than 45 calendar days prior to the date fixed for the annual meeting or, if no date has then been fixed by the Board of Directors, then 60 calendar days in advance of the date of the previous year’s annual meeting, and (ii) with respect to any special meeting, the earlier of 30 days before the date on which the shareholder or his representative proposes to the Board of Directors that it call any special meeting of the shareholders or 5 days after the shareholder or his representative learns (or with the exercise of reasonable care should have learned) of the Board of Directors intention to call a special meeting of shareholders (but in no event later than 5 days after the notice of meeting is first mailed to shareholders). Any such notice by a shareholder shall specify the following: (i) the name of the shareholder who will make the proposed nomination or proposal or on whose behalf the proposal or proposed nomination will be made; (ii) the names of all other shareholders who are acting directly or indirectly in concert with the shareholder or who have an understanding directly or indirectly with the proposing shareholder; (iii) the number of shares which the shareholder reasonably anticipates may be voted in favor of the proposal or proposed nominee; and (iv) the name, address and business background of any proposed nominee and/or the full text of any proposal. Any proposed nomination or proposal (other than those approved by the Board of Directors) shall be disregarded by the Board of Directors unless made pursuant to all of the above procedures. The Nominating Committee of the Board of Directors will consider all proposed nominees for director which are made pursuant to the above procedures to the same degree as other candidates identified by the Nominating Committee, but the Nominating Committee shall have full discretion as to which candidates to recommend to the Board of Directors. Nothing contained in this section shall permit the proposed nominee or the proposal for shareholder action to be included in the agenda for any meeting of shareholders or to be included in any proxy statement filed by the Corporation unless the Board of Directors has approved him or it, or unless the rules of the Securities and Exchange Commission require such inclusion. Nothing contained in this section shall permit the transaction of business at a shareholders’ meeting unless the notice for such meeting mailed or delivered to all shareholders contains any required notice of the purpose or purposes of the meeting, including as required in Section 11 of this Article.

11.          Notice of Meeting and Business to be Conducted. Whenever shareholders are required or permitted to take action at a meeting, written or printed notice stating the place, date, time, and the purpose or purposes of such meeting shall be given to each shareholder entitled to vote at such meeting not less than 10 nor more than 60 days before the date of the meeting. All such notices shall be delivered, either personally or by mail, by or at the direction of the Board of Directors, the Chairman, the Chief Executive Officer or the Secretary, and if mailed, such notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid, addressed to the shareholder at his, her or its address as the same appears on the records of the Corporation. At any meeting of the shareholders of the Corporation, only such proper business shall be conducted as shall have been brought before the meeting (i) by or at the direction of the Board of Directors or (ii) by any shareholder of the Corporation who is a shareholder of record at the time of giving of the notice, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in Section 10 of this Article. The Chairman of the meeting of shareholders shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of these by-laws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this Section 11 and in Section 10 of this Article, a shareholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder with respect to matters set forth in this Section 11 and in Section 10 of this Article.

12.          Voting Securities Owned by Corporation. Voting securities in any other corporation held by the Corporation shall be voted by the Chairman, unless the Board of Directors specifically confers authority to vote with respect thereto, which authority may be general or confined to specific instances, upon some other person or officer. Any person authorized to vote securities shall have the power to appoint proxies, with general power of substitution.

ARTICLE II

DIRECTORS

1.            Board of Directors. The Board of Directors (the “Board”) shall have power to manage and administer the business and affairs of the Corporation. Except as expressly limited by these by-laws, all powers of the Corporation shall be vested in and may be exercised by the Board.

2.            Number and Term of Office. The number of directors shall be not less than 5 and not more than 25. The exact number shall be determined by the Board within such minimum and maximum limitations. Directors shall be divided into three classes, as nearly equal in number as possible. Directors of one of the classes shall be elected by the shareholders at each annual meeting, and the directors so elected shall hold office until the third succeeding annual meeting of shareholders and until their successors shall have been elected and qualified. If the Board changes the number of directors constituting a full Board, .the new number shall be apportioned as nearly equally as possible among the three classes, provided that no director's term of office may be shortened by his or her being reassigned to another class, and provided further that new directors may be elected to terms shorter than 3 years if necessary to keep the classes of equal or nearly equal size. The Board shall have the right to increase the number of directors between annual meetings and to fill vacancies so created and other vacancies occurring for any reason, provided that vacancies caused by increasing the number of directors shall be apportioned as nearly equally as possible among the 3 classes of directors, and provided further that directors appointed by the Board to fill vacancies occurring for any reason shall serve only until the next annual meeting of shareholders (and until their successors shall have been elected and qualified) at which time the balance of their terms, if any, shall be fulfilled by directors elected by the shareholders.

3.            Regular Meetings. A reorganization meeting of the Board shall be held without notice at a place determined by the Board, immediately following the annual shareholders’ meeting for the purpose of electing officers and conducting any other business as may come before the meeting. In addition, the Board shall hold regular meetings at such times and at such places as shall from time to time be determined by the Board. All regular meetings may be held without notice to any director, except that a director not present at the time of the adoption of a resolution setting forth regular meeting dates shall be entitled to notice of those meetings.

4.            Special Meetings. A special meeting of the Board may be called for any purpose, at any time, by the President/Chief Executive Officer, or the Chairman of the Board, or by three or more of the directors. The meeting shall be held upon not less than 1 day’s notice if given by telegraph or orally (either by telephone or in person), or upon not less than 3 days’ notice if given by depositing the notice in the United States mails, postage prepaid. The notice shall specify the time and place of the meeting.

5.            Action Without Meeting. The Board may act without a meeting if, prior or subsequent to the action, each member of the Board shall consent in writing to the action. The written consent or consents shall be filed in the minute book.

6.            Quorum. A majority of the directors shall constitute a quorum at any meeting, except when otherwise provided by the New Jersey Business Corporation Act. However, a smaller number of directors may adjourn any meeting and the meeting may be held, as adjourned, without further notice, provided that a quorum is then present. The act of the majority present at a meeting at which a quorum is present shall be the act of the Board, unless otherwise provided by the New Jersey Business Corporation Act, the certificate of incorporation or these by-laws.

7.            Vacancies in Board of Directors. Any vacancy in the Board, including a vacancy caused by an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors.

8.            Telephone Participation in Board Meetings. One or more directors may participate in a meeting of the Board, or of any committee thereof, by means of a speaker or conference telephone or similar communications equipment, which permits all persons participating in the meeting to be able to hear each other.

9.            Retirement Age. The 75th birthday of any member of the Board of Directors shall be the mandatory retirement date. This mandatory retirement age shall not apply to any director who is also a director of The Yardville National Bank and who was elected as a director of The Yardville National Bank prior to February 18, 1975.

10.          Director Qualifications. A person is not qualified to serve as a director if he or she (a) is under indictment for, or has ever been convicted of, a criminal offense involving dishonesty, breach of trust or money laundering; (b) is a person against whom a federal or state bank regulatory agency has issued a cease and desist order for conduct involving an unsafe or unsound practice in conducting the affairs of an insured depository institution, dishonesty, breach of trust, or money laundering, which order is final and not subject to appeal; (c) has been found, in a final and unappealable decision by any federal or state regulatory agency or by any court, to have (i) breached a fiduciary duty involving personal profit or (ii) committed a reckless or willful violation of any law, rule or regulation governing banking, securities, commodities or insurance, or any final cease and desist order issued by a banking, securities, commodities or insurance regulatory agency; (d) has been nominated by a person who would be disqualified from serving as a director of this Corporation under subsection (a), (b) or (c), above; or (e) is a party (either directly or through an affiliate) to litigation or an administrative proceeding adverse to the Corporation or its bank subsidiary, except (x) derivative litigation brought in the name of the Corporation or its bank subsidiary by such person in his or her capacity as a shareholder of the Corporation or (y) litigation arising out of a proxy fight concerning the election of directors of the Corporation or its bank subsidiary or otherwise involving control of the Corporation or its bank subsidiary. Each director of the Corporation is obligated to inform the Corporation immediately of any occurrence described in subsection (a), (b), (c), (d) or (e) of the preceding sentence. A director of the Corporation who becomes unqualified to serve as a director under this section shall forthwith cease to serve as a director of the Corporation without the necessity of action by the Board to remove or suspend such director. In case of a director who becomes unqualified under subsection (e) of the first sentence of this section, the director may be considered for re-election to the Board after the conclusion of the litigation or administrative proceeding. The Corporation shall confirm in writing to any director who becomes unqualified to serve as a director of the Corporation under this section that he or she has become unqualified and that he or she shall forthwith cease to serve as a director of the Corporation. In addition, notice of said disqualification and cessation of service shall be given to the Board.

ARTICLE III

CONDUCT OF BUSINESS OF THE BOARD

1.            The Board shall annually elect a Chairman. The Chairman shall conduct all meetings of the Board.

2.            The Board shall annually elect one or more Vice-Chairman, whose duty it shall be to preside at all meetings of the Board when the Chairman is not present, or in the event of his death,

inability, or refusal to act. In those instances when there is more than one Vice-Chairman, then the Vice-Chairman with the most seniority shall preside at the meeting in place of, the Chairman.

3.            Election of Chairpersons. The Chairman and the Vice- Chairman (men) shall be elected by a majority of the full membership of the Board.

4.            Committees. The Board may appoint, from time to time, from its own members, committees of one or more directors, for such purposes and with such powers as the Board may determine.

5.            Required Committees. The Board must appoint, from time to time, from its own members, the following committees of three or more directors, for the purposes and with the powers set forth below, together with such other purposes and powers as the Board may determine:

Audit Committee. This committee shall have at least three members, each of whom is an “independent” director, as defined by applicable rules and regulations of the Securities and Exchange Commission and of the primary self-regulatory organization on which shares of the Corporation trade. One member of that committee shall be designated by the committee as the financial expert on the committee. The committee shall adopt a charter which has been approved by the Board and which contains membership requirements and responsibilities of the committee. The committee shall oversee the Corporation’s accounting, financial reporting process, internal controls and audits, and shall consult with management, internal auditors and the independent auditors on matters related to the annual audit, the public financial statements and accounting principles applied. It shall appoint, evaluate and retain the independent auditors and maintain direct responsibility for their compensation, termination and oversight as well as evaluating their qualifications, performance and independence. All services provided to the Corporation by the independent auditors shall be approved by this committee. It shall also approve all related party transactions.

Compensation Committee. This committee shall have at least three members, each of whom is an “independent” director, as defined by applicable rules and regulations of the Securities and Exchange Commission and of the primary self-regulatory organization on which shares of the Corporation trade. The committee shall adopt a charter which has been approved by the Board. The committee shall have responsibility for assuring an effective and competitive compensation structure for executive management of the Corporation and its subsidiaries. It will recommend to the Board the employment, promotion and annual and long-term compensation arrangements for executive management of the Corporation and its subsidiaries. It shall also review and administer all stock option plans maintained by the Corporation and make the grant of stock options thereunder.

Nominating and Governance Committee. This committee shall have at least three members, each of whom is an “independent” director, as defined by applicable rules and regulations of the Securities and Exchange Commission and of the primary self-regulatory organization on which shares of the Corporation trade. Its purposes include consideration of the appropriate size and composition of the Board and the recommendation of nominees to the Board to be proposed as the Corporation’s nominees for election as directors. In addition, this committee will consider potential nominees proposed by shareholders provided such proposals comply with the procedures set forth in these by-laws. This committee shall adopt a charter which has been approved by the Board.

ARTICLE IV

WAIVER OF NOTICE

Any notice required by these by-laws, by the Certificate of Incorporation, or by the New Jersey Business Corporation Act may be waived in writing by any person entitled to notice. The waiver, or waivers, may be executed either before or after the event with respect to which the notice is waived. The attendance of any director or shareholder at a meeting, without protesting the lack of notice prior to the conclusion of the meeting, shall constitute a waiver of notice by him.

ARTICLE V

OFFICERS

1.            Election. At its regular meeting following the annual meeting of shareholders, the Board shall elect a Chief Executive Officer, President, a Treasurer and a Secretary, and it may elect such other officers as it shall deem necessary. One person may hold two or more offices.

2.            Chief Executive Officer. The Chief Executive Officer shall have general supervision of the affairs of the Corporation, subject to the policies and direction of the Board of Directors, and shall supervise and direct all of the officers and employees of the Corporation but may delegate in his discretion any of his powers to any officer or such other executives as he may designate. The Chief Executive Officer may execute contracts and agreements (i) in the ordinary course of the Corporation’s business, or (ii) the execution of which has been authorized by the Board of Directors. The Chief Executive Officer shall have and may exercise such powers and duties as from time to time may be conferred, or assigned by the Board.

3.            President. The President, if there is no Chief Executive Officer, shall be the chief executive officer of the Corporation and shall have the powers described above attributable to the Chief Executive Officer. If the Corporation has a Chief Executive Officer, the President shall have active management of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President may execute contracts and agreements (i) in the ordinary course of the Corporation’s business, or (ii) the execution of which has been authorized by the Board of Directors. The President shall have and may exercise such powers and duties as from time to time may be conferred, or assigned by the Board.

4.            Chief Operating Officer. The chief operating officer, if there is one, shall have supervision of the operation of the Corporation, subject to the policies and directions of the Board of Directors. He shall provide for the proper operation of the Corporation and oversee the internal inter-relationship amongst any and all divisions of the Corporation. He shall submit, from time to time, to the Chief Executive Officer and the Board of Directors, timely reports on the operations of the Corporation.

5.            Vice-President. The Board may elect one or more Vice-Presidents, including Executive Vice Presidents, each of whom shall perform the duties and have the authority as from time to time may be delegated to him by the Board. In the absence of the President or in the event of his death, inability, or refusal to act, the Board shall designate one Vice-President who shall perform the duties and be vested with the authority of the President.

6.            Secretary. The Board shall elect a Secretary who shall be Secretary for meetings of the Board and of the Corporation, and shall keep accurate minutes of those meetings. The Secretary shall attend to the giving of all notices required by these by-laws, shall be custodian of the corporate seal, records, documents and papers of the Corporation. The Secretary also shall have and may exercise any and all other powers and duties pertaining by law or practice to the office of Secretary, and shall also perform such other duties as may be assigned from time to time by the Board.

7.            Treasurer. The Board shall elect a Treasurer who shall have the custody of the funds and securities of the Corporation and shall keep or cause to be kept regular books of account for the Corporation. The Treasurer shall perform such other duties and possess such other powers as are incident to his office or as shall be assigned to him by the Board.

8.            Other Officers. The Board may elect one or more assistant Vice-Presidents, one or more assistant Secretaries, one or more assistant Treasurers, and such other officers as from time to time may appear to the Board to be required or desirable to transact the business of the Corporation. Such officers shall respectively exercise such powers and perform such duties as pertain to their several offices, or as may be conferred upon, or assigned to, them by the Board.

9.            Tenure of Office. All officers, including the Chief Executive Officer, President, Secretary and Treasurer shall hold office at the pleasure of the Board. Any vacancy occurring in the office of Chief Executive Officer, President, Secretary or Treasurer, shall be filled promptly by the Board.

10.          Election of Officers. All officers shall be elected by a majority of the full membership of the Board.

ARTICLE VI

STOCK AND STOCK CERTIFICATES

1.            Transfers. Shares of stock shall be transferable on the books of the Corporation, and a transfer book shall be kept in which all transfers of stock shall be recorded. Every person becoming a shareholder by such transfer shall, in proportion to his shares, succeed to all rights of the prior holder of such shares.

2.            Share Certificates. The shares of the Corporation shall be represented by certificates signed by or in the name of the Corporation, by the President/Chief Executive Officer or a Vice-President, and by the Secretary, Treasurer, assistant Secretary or assistant Treasurer of the Corporation, and may be sealed with the seal of the Corporation. Any signature and the seal may be reproduced by facsimile. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issue.

3.            Inspection of Shareholder Lists and Other Books and Records. Other than members of the Board and those shareholders of the Corporation who are able to demonstrate to the Secretary of the Corporation a proper purpose within the intent of the New Jersey Business Corporation Act, the Corporation’s stock ledger and the list of shareholders of the Corporation shall not be available to any person, unless otherwise required by rules and regulations of the Securities and Exchange Commission, or the primary self-regulatory organization on which shares of the Corporation trade.

Any shareholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating a proper purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation’s other books and records, and to make copies or extracts therefrom. A proper purpose shall mean any purpose reasonably related to such person’s interest as a shareholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the shareholder. The demand under oath shall be directed to the Corporation at its registered office in the state of New Jersey or at its principal place of business.

ARTICLE VII

AMENDMENTS TO AND EFFECT OF BY-LAWS; FISCAL YEAR

1.            Force and Effect of By-Laws. These by-laws are subject to the provisions of the “New Jersey Business Corporation Act” and the Corporation’s Certificate of Incorporation, as it may be amended from time to time. If any provision in these by-laws is inconsistent with a provision of the act or the Certificate of Incorporation, the provisions of the Act or the Certificate of Incorporation shall govern.

2.            Amendments to By-Laws. These by-laws may be altered or repealed and new by-laws adopted by shareholders or by the Board. Any by-law altered, repealed or adopted by the shareholders may be reinstated, altered or repealed by the Board, unless the resolution of the shareholders adopting such by-law prescribes in the by-law that the by-law made by them shall not be altered or repealed by the Board. Any action taken by the Board to alter or repeal a by-law or adopt a new by-law shall be by the affirmative vote of a majority of the full membership of the Board. Any action taken by the shareholders to alter or repeal a by-law or adopt a new by-law shall be the affirmative vote of a majority of the shares present or represented at the meeting, but only if such proposal has been submitted to the Board of Directors in advance as required by these by-laws and only if the text of such proposal and the purposes therefore have been included in the proper notice of such meeting.

3.            Records. The Certificate of Incorporation, the by-laws, and the proceedings of all meetings of the shareholders and the Board, shall be recorded in appropriate minute books provided for that purpose. The minutes of each meeting shall be signed by the Secretary or other officer appointed to act as Secretary of the meeting.

4.            Inspection. A copy of the by-laws, with all amendments thereto, shall at all times be kept in a convenient place at the principal place of business of the Corporation, and for a proper purpose shall be open for inspection to any shareholder during business hours.

5.            Interpretation. The use of the masculine pronoun in these by-laws shall be deemed to refer to persons of either the masculine or feminine gender.

6.            Corporate Seal. The Board of Directors may adopt, use, and at will alter, a corporate seal, but failure to affix a seal does not affect the validity of any instrument.

Exhibit 3.2

Prior Provisions of the By-laws of Yardville National Bancorp

BY-LAWS

OF

YARDVILLE NATIONAL BANCORP

(adopted as of December 18, 1985, as amended on April 29, 1986; June 18, 1986; and February 28, 1990)

ARTICLE I

SHAREHOLDERS MEETINGS

1.            Annual Meeting. The annual meeting of shareholders for the election of directors and such other business as may properly come before the meeting shall be held upon not less than 10 nor more than 60 days written notice of the time, place and purpose of the meeting. The annual meeting shall be held at 11:00 A.M. on the third Tuesday of April each year at the principal place of business of the corporation in the Township of Hamilton, County of Mercer and State of New Jersey, or at such other time and place as shall be fixed by the Board of Directors.

2.            Special Meetings. Special meetings of shareholders of the Corporation may be called only by the Board of Directors pursuant to a resolution approved by majority of the entire Board of Directors or by the Chairman of the Board or the President/Chief Executive Officer. A special meeting shall be held upon not less than 10 nor more than 60 days written notice of the time, place, purposes of the meeting.

3.            Quorum. A majority of the outstanding common stock represented in person or by proxy shall constitute a quorum at any meeting of the shareholders. If less than a quorum is present when a meeting is scheduled to commence, those shareholders present, although less than a quorum, may adjourn the meeting, and the meeting may be held, as adjourned, without further notice.

4.            Shareholder Action. A majority of the votes cast shall decide every question or matter submitted to the shareholders at any meeting, unless otherwise provided by the New Jersey Business Corporation Act, by the Certificate of Incorporation or by these by-laws.

5.            Record Date. The Board of Directors shall fix a record date for each meeting of shareholders and for other corporate action for purposes of determining the shareholders of the Corporation who are entitled to: (i) notice of or to vote at any meeting of shareholders; (ii) give a written consent to any action without a meeting; or (iii) receive payment of any dividend, distribution, or allotment of any right. The record date may not be more than 60 days nor less than 10 days prior to the shareholders meeting, or other corporate action or event to which it relates.

6.            Inspectors of Election. In advance of any shareholders’ meeting, the Board of Directors may appoint one or more inspectors of election whose duty it shall be to determine the shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the validity and effect of proxies. The inspectors shall receive and tabulate all votes, except voice votes, determine the results of all such votes, including the election of directors, and do such acts as are proper to conduct the election or vote, including hearing and determining all challenges and questions arising in connection with the right to vote. After any meeting, the inspectors shall file with the secretary of the meeting a certificate under their hands, certifying the result of any vote or election, and in the case of an election, the names of the directors elected.

7.            Proxies. Shareholders may vote at any meeting of shareholders by proxies duly authorized in writing.

8.            Person to Preside at Shareholders” Meetings. Prior to each shareholders meeting, the Board of Directors shall select a person to preside at such meeting.

9.            Action Without Meeting. Unless otherwise provided by law or the Certificate of Incorporation, the shareholders may act without a meeting by written consent or consents pursuant to N.J.S.A. 14A:5-6, provided such written consent or consents is unanimous.

10.          Shareholder Nominees and Proposals. Only shareholders or their representatives may participate in any annual or special meeting of the Corporation. A shareholder or his representative who desires to nominate any individual or individuals as directors in opposition to or in addition to any nomination made or expected to be made by the Board of Directors or proposes that shareholders take any action not approved by the Board of Directors shall be permitted to do so only if such shareholder or his representatives follows the procedures set forth below. A shareholder or his representative who wishes to nominate any individual as a director or have the shareholders take any action shall notify the Secretary of the Corporation by registered mail, return receipt requested, (i) with respect to an annual meeting not less than 45 calendar days prior to the date fixed for the annual meeting or, if no date has then been fixed by the Board of Directors, than 60 calendar days in advance of the date of the previous year's annual meeting, and (ii) with respect to any special meeting, the earlier of 30 days before the date on-which the shareholder or his representative proposes, calls or attempts to call any special meeting of the shareholders or 5 days after the shareholder or his representative learns (or with the exercise of reasonable care should have learned) of the Board of Directors intention to call a special meeting of shareholders (but in no event later than 5 days after the notice of meeting is first mailed to shareholders). Any such notice by a shareholder shall specify the following: (i) the name of the shareholder who will make the nomination or proposal or on whose behalf the proposal or nomination will be made; (ii) the names of all other shareholders who are acting directly or indirectly in concert with the shareholder or who have an understanding directly or indirectly with the proposing shareholder; (iii) the number of shares which the shareholder reasonably anticipates may be voted in favor of the proposal; and (iv) the name, address and business background of any nominee and/or the full text of any proposal. Any nomination or proposal (other than those approved by the Board of Directors) shall be disregarded by the Chairman of the shareholders’ meeting unless made pursuant to all of the above procedures. Nothing contained in this section shall permit the transaction of business at a shareholders' meeting unless the notice for such meeting mailed or delivered to all shareholders contains any required notice of the purpose or purposes of the meeting.

ARTICLE II

DIRECTORS

1.            Board of Directors. The Board of Directors (the "Board") shall have power to manage and administer the business and affairs of the Corporation. Except as expressly limited by these by-laws, all powers of the Corporation shall be vested in and may be exercised by the Board.

2.            Number and Term of Office. The number of directors shall be not less than 5 and not more than 25. The exact number shall be determined by the Board within such minimum and maximum limitations. Directors shall be divided into three classes, as nearly equal in number as possible. Directors of one of the classes shall be elected by the shareholders at each annual meeting, and the directors so elected shall hold office until the third succeeding annual meeting of shareholders and until their successors shall have been elected and qualified. If the Board changes the number of directors constituting a full Board, .the new number shall be apportioned as nearly equally as possible among the three classes, provided that no director's term of office may be shortened by his or her being reassigned to another class, and provided further that new directors may be elected to terms shorter than 3 years if necessary to keep the classes of equal or nearly equal size. The Board shall have the right to increase the number of directors between annual meetings and to fill vacancies so created and other vacancies occurring for any reason, provided that vacancies caused by increasing the number of directors shall be apportioned as nearly equally as possible among the 3 classes of directors, and provided further that directors appointed by the Board to fill vacancies occurring for any reason shall serve only until the next annual meeting of shareholders (and until their successors shall have been elected and qualified) at which time the balance of their terms, if any, shall be fulfilled by directors elected by the shareholders.

3.            Regular Meetings. A reorganization meeting of the Board shall be held without notice at a place determined by the Board, immediately following the annual shareholders' meeting for the purpose of electing officers and conducting any other business as may come before the meeting. In addition, the Board shall hold its regular meeting on the fourth Wednesday of the first month of each calendar quarter at a time to be determined by the Board and, by resolution, may provide for different or additional regular meetings. When any regular meeting of the Board falls upon a holiday, the meeting shall be held on the next banking business day unless the Board shall designate some other day. All regular meetings shall be held at the Operations Building, 4569 S. Broad Street, Yardville, New Jersey, 08620, unless otherwise provided by the Board. All regular meetings may be held without notice to any director, except that a director not present at the time of the adoption of a resolution setting forth different or additional regular meeting dates shall be entitled to notice of those meetings.

4.            Special Meetings. A special meeting of the Board may be called for any purpose, at any time, by the President/Chief Executive Officer, or the Chairman of the Board, or by three or more of the directors. The meeting shall be held upon not less than 1 day's notice if given by telegraph or orally (either by telephone or in person), or upon not less than 3 days notice if given by depositing the notice in the United States mails, postage prepaid. The notice shall specify the time and place of the meeting.

5.            Action Without Meeting. The Board may act without a meeting if, prior or subsequent to the action, each member of the Board shall consent in writing to the action. The written consent or consents shall be filed in the minute book.

6.            Quorum. A majority of the directors shall constitute a quorum at any meeting, except when otherwise provided by the New Jersey Business Corporation Act. However, a smaller number of directors may adjourn any meeting and the meeting may be held, as adjourned, without further notice. The act of the majority present at a meeting at which a quorum is present shall be the act of the Board, unless otherwise provided by the New Jersey Business Corporation Act, the Certificate of Incorporation or these by-laws.

7.            Vacancies in Board of Directors. Any vacancy in the Board, including a vacancy caused by an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors.

8.            Telephone Participation in Board Meetings. One or more directors may participate in a meeting of the Board, or of any committee thereof, by means of a speaker or conference telephone or similar communications equipment, which permits all persons participating in the meeting to be able to hear each other.

9.            Retirement Age. The 75th birthday of any member of the Board of Directors shall be the mandatory retirement date. This mandatory retirement age shall not apply to any director who is also a director of The Yardville National Bank and who was elected as a director of The Yardville National Bank prior to February 18, 1975.

ARTICLE III

CONDUCT OF BUSINESS OF THE BOARD

1.            The Board shall annually elect a Chairman. The Chairman shall conduct all meetings of the Board.

2.            The Board shall annually elect one or more Vice-Chairman, whose duty it shall be to preside at all meetings of the Board when the Chairman is not present, or in the event of his death, inability, or refusal to act. In those instances when there is more than one Vice-Chairman, then the Vice-Chairman with the most seniority shall preside at the meeting in place of, the Chairman.

3.            Election of Chairpersons. The Chairman and the Vice- Chairman (men) shall be elected by a majority of the full membership of the Board.

4.            Committees. The Board may appoint, from time to time, from its own members, committees of one or more directors, for such purposes and with such powers as the Board may determine.

ARTICLE IV

WAIVER OF NOTICE

Any notice required by these by-laws, by the Certificate of Incorporation, or by the New Jersey Business Corporation Act may be waived in writing by any person entitled to notice. The waiver, or waivers, may be executed either before or after the event with respect to which the notice is waived. The attendance of any director or shareholder at a meeting, without protesting the lack of notice prior to the conclusion of the meeting, shall constitute a waiver of notice by him.

ARTICLE V

OFFICERS

1.            Election. At its regular meeting following the annual meeting of shareholders, the Board shall elect a President/Chief Executive Officer, a Vice-President, a Treasurer, a Secretary, and it may elect such other officers as it shall deem necessary. One person may hold two or more offices.

2.            President/Chief Executive Officer. The Board shall elect one of its members to be President/Chief Executive Officer of the Corporation. The President/Chief Executive Officer shall have and may exercise such powers and duties as from time to time may be conferred, or assigned by the Board.

3.            Vice-President. The Board may elect one or more Vice-Presidents, including Executive Vice Presidents, who shall perform the duties and have the authority as from time to time may be delegated to him by the Board. In the absence of the President/Chief Executive Officer or in the event of his death, inability, or refusal to act, the Board shall designate one Vice-President who shall perform the duties and be vested with the authority of the President/Chief Executive Officer.

4.            Secretary. The Board shall elect a Secretary who shall be Secretary for meetings of the Board and of the Corporation, and shall keep accurate minutes of those meetings. The Secretary shall attend to the giving of all notices required by these by-laws, shall be custodian of the corporate seal, records, documents and papers of the Corporation. The Secretary also shall have and may exercise any and all other powers and duties pertaining by law or practice to the office of Secretary, and shall also perform such other duties as may be assigned from time to time by the Board.

5.            Treasurer. The Board shall elect a Treasurer who shall have the custody of the funds and securities of the Corporation and shall keep or cause to be kept regular books of account for the Corporation. The Treasurer shall perform such other duties and possess such other powers as are incident to his office or as shall be assigned to him by the Board.

6.            Other Officers. The Board may elect one or more assistant Vice-Presidents, one or more assistant Secretaries, one or more assistant Treasurers, and such other officers as from time to time may appear to the Board to be required or desirable to transact the business of the Corporation. Such officers shall respectively exercise such powers and perform such duties as pertain to their several offices, or as may be conferred upon, or assigned to, them by the Board.

7.            Tenure of Office. All officers, including the President/Chief Executive Officer, Vice President, Secretary and Treasurer shall hold office at the pleasure of the Board. Any vacancy occurring in the office of President/Chief Executive Officer, Secretary or Treasurer, shall be filled promptly by the Board.

8.            Election of Officers. All officers shall be elected by a majority of the full membership of the Board.

ARTICLE VI

STOCK AND STOCK CERTIFICATES

1.            Transfers. Shares of stock shall be transferable on the books of the Corporation, and a transfer book shall be kept in which all transfers of stock shall be recorded. Every person becoming a shareholder by such transfer shall, in proportion to his shares, succeed to all rights of the prior holder of such shares.

2.            Share Certificates. The shares of the Corporation shall be represented by certificates signed by or in the name of the Corporation, by the President/Chief Executive Officer or a Vice-President, and by the Secretary, Treasurer, assistant Secretary or assistant Treasurer of the Corporation, and may be sealed with the seal of the Corporation. Any signature and the seal may be reproduced by facsimile. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issue.

ARTICLE VII

AMENDMENTS TO AND EFFECT OF BY-LAWS; FISCAL YEAR

1.            Force and Effect of By-Laws. These by-laws        are subject to the provisions of the "New Jersey Business Corporation Act" and the Corporation's Certificate of Incorporation, as it may be amended from time to time. If any provision in these by-laws is inconsistent with a provision of the act or the Certificate of Incorporation, the provisions of the Act or the Certificate of Incorporation shall govern.

2.            Amendments to By-Laws. These by-laws may be altered or repealed and new by-laws adopted by shareholders or by the Board. Any by-law altered, repealed or adopted by the shareholders may be reinstated, altered or repealed by the Board, unless the resolution of the shareholders adopting such by-law prescribes in the by-law that the by-law made by them shall not be altered or repealed by the Board. Any action taken by the Board to alter or repeal a by-law or adopt a new by-law shall be by the affirmative vote of a majority of the full membership of the Board.

3.            Records. The Certificate of Incorporation, the by-laws, and the proceedings of all meetings of the shareholders and the Board, shall be recorded in appropriate minute books provided for that purpose. The minutes of each meeting shall be signed by the Secretary or other officer appointed to act as Secretary of the meeting.

4.            Inspection. A copy of the by-laws, with all amendments thereto, shall at all times be kept in a convenient place at the principal place of business of the Corporation, and for a proper purpose shall be open for inspection to any shareholder during business hours.

5.            Interpretation. The use of the masculine pronoun in these by-laws shall be deemed to refer to persons of either the masculine or feminine gender.

6.            Corporate Seal. The Board of Directors may adopt, use, and at will alter, a corporate seal, but failure to affix a seal does not affect the validity of any instrument.

Exhibit 99.1